Exhibit 10.12

FORM OF AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the “Amendment”) is made January 1, 2021, among OHI Asset Management LLC (the “Company”), Omega Healthcare Investors, Inc. (the “Parent”), and [Name] (the “Executive”).

INTRODUCTION

The Company, the Parent and the Executive are parties to an employment agreement (the “Employment Agreement”) generally effective as of January 1, 2020. The parties now desire to further amend the Employment Agreement to[, among other things, update the annual base salary payable to the Executive, and] extend the term of the Employment Agreement by one year to December 31, 2023 (subject to earlier termination as provided in the Employment Agreement).

NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the Employment Agreement is amended, effective as of the date first set forth above (except as otherwise provided below), as follows:

1.[Makode only] [By substituting the following for the first sentence of Section 2(a):

“The Company shall pay the Executive a base salary of $[    ] per annum, effective January 1, 2021, which base salary will be subject to review effective as of January 1, 2022, and at least annually thereafter by the Compensation Committee of the Board of Directors of the Parent (the “Compensation Committee”) for possible increases.”]

2.By substituting in Section 3(a), the year “2023” for the year “2022” wherever it appears.

In all remaining respects, the terms of the Employment Agreement shall remain in full force and effect as prior to this Amendment.

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Exhibit 10.12

IN WITNESS WHEREOF, the Company, the Parent and the Executive have each executed and delivered this Amendment to Employment Agreement as of the date first shown above.

THE COMPANY:

OHI ASSET MANAGEMENT LLC

By:____________________________________

C. Taylor Pickett, Chief Executive Officer

THE PARENT

OMEGA HEALTHCARE INVESTORS, INC.

By:
C. Taylor Pickett, Chief Executive Officer

THE EXECUTIVE:

[Name]